UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  April 25, 2017
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)     Appointment of Mattes as President

Following the departure of Mr. Eckard Heidloff, the Board reappointed Mr. Andreas Mattes as President of Diebold Nixdorf, Incorporated (the “Company”) on and effective as of April 26, 2017. In addition to serving as President of the Company, Mr. Mattes will continue to serve in his present role as Chief Executive Officer.

Mr. Mattes, age 55, is currently the Chief Executive Officer of the Company and has served in this capacity since 2013. Prior to joining the Company, Mr. Mattes was the Senior Vice President, Global Strategic Partnership at Violin Memory, a computer storage systems company, from 2011 to 2013. Additionally, from 2008 to 2011 Mr. Mattes was the Senior Vice President and General Manager of Enterprise Services for the Americas, at Hewlett-Packard Co.

(e)     Adoption of 2017 Equity and Performance Incentive Plan and Form of Award Agreements

On April 26, 2017, the shareholders of the Company approved the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan (the “2017 Plan”) at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s Board of Directors (the “Board”) previously adopted the 2017 Plan based on the recommendation of the Compensation Committee and subject to the approval of the shareholders at the Annual Meeting.

The 2017 Plan authorizes the Compensation Committee or other committee designated by the Board to provide equity-based compensation in the form of options, stock appreciation rights (tandem and free-standing), restricted shares, restricted stock units, performance shares, performance units, dividend equivalents and other share-based awards for the purpose of providing officers and other employees of the Company and its subsidiaries and the Company’s non-employee directors with incentives and rewards for performance. The committee may select 2017 Plan participants and determine the nature and amount of awards to be granted. Subject to adjustment as provided in the 2017 Plan, the number of common shares that may be issued or transferred under the 2017 Plan will not exceed in the aggregate 4,941,117 shares. The 2017 Plan took effect on April 26, 2017, and no awards may be granted under the 2017 Plan more than ten years from the date of shareholder approval. This summary is qualified in its entirety by reference to the terms of the 2017 as filed with the Company’s definitive proxy statement on Schedule 14A filed on March 13, 2017.

The Compensation Committee of the Board has approved forms of award agreements for use in granting non-qualified stock option, restricted share, restricted stock unit and performance share, performance unit, and stock appreciation right awards under the 2017 Plan. These forms were approved on April 25, 2017, subject to shareholder approval of the 2017 Plan at the Annual Meeting, and are filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8.

(e)    Performance-based Cash Incentive Award

On April 25, 2017, in order to align incentive compensation with the Company’s performance, the Compensation Committee of the Board of Directors of the Company approved a one-time offer to certain employees, including named executive officers Jürgen Wunram and Eckard Heidloff, to replace employees’ outstanding Wincor Nixdorf stock options with performance-based cash incentive awards (“DN Performance Awards”).
Prior to the Company’s acquisition of Wincor Nixdorf, certain employees had been granted options for Wincor Nixdorf shares as part of their annual compensation, and these options remained outstanding after the acquisition. The grant of the DN Performance Awards was contingent on the employee’s agreement to cancel the outstanding options.
The Wincor Nixdorf options subject to the above offer were those vesting in March of 2018, 2019 and 2020 respectively. Each tranche of stock options had a different vest date and a different “in the money” value, and so each tranche was replaced with a DN Performance Award that had the same measurement date (of 2018, 2019 or 2020, for example). In addition, each award is structured to approximate the original “in-the money” value of the cancelled options at target, the option “under water” line at threshold, and a maximum at approximately 155% of the DN stock price. The cash amount earned will depend on the price of the Company’s stock as of the measurement date for each performance period. Dr. Wunram agreed to cancel 208,271 Wincor Nixdorf options and received DN Performance Awards with an aggregate target award value of $3,710,381. Mr. Heidloff also agreed to cancel 291,579 Wincor Nixdorf options and received DN Performance Awards with an aggregate target value of $5,194,530.
The awards are granted under the Company’s shareholder-approved Annual Cash Bonus Plan and are effective as of May 1, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Diebold Nixdorf, Incorporated, held on April 26, 2017, the Company's shareholders (1) elected each of the Board’s thirteen (13) nominees for director to serve one-year terms or until the election and qualification of a successor; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2017; (3) approved, on an advisory basis, our named executive officer compensation; (4) approved our Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan; (5) approved an amendment to our Amended Articles of Incorporation (the “Articles”) to implement a majority voting standard in uncontested director elections; (6) approved an amendment to our Articles to eliminate cumulative voting in director elections; and (7) approved, on an advisory basis, a frequency of one year for the shareholder advisory vote on named executive officer compensation. These proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed March 13, 2017.

Set forth below are the final voting results for each proposal:

Proposal No. 1: Election of thirteen (13) directors:

	For	Withhold	Broker Non-Votes

Patrick W. Allender	61,923,688	569,704	7,298,962
Phillip R. Cox	60,764,041	1,729,351	7,298,962
Richard L. Crandall	60,689,987	1,803,405	7,298,962
Dr. Alexander Dibelius	61,896,872	596,520	7,298,962
Dr. Dieter Düsedau	60,814,953	1,678,439	7,298,962
Gale S. Fitzgerald	60,247,005	2,246,387	7,298,962
Gary G. Greenfield	61,927,967	565,425	7,298,962
Andreas W. Mattes	61,856,801	636,591	7,298,962
Robert S. Prather, Jr.	61,865,613	627,779	7,298,962
Rajesh K. Soin	60,932,033	1,561,359	7,298,962
Henry D.G. Wallace	61,662,194	831,198	7,298,962
Alan J. Weber	60,808,066	1,685,326	7,298,962
Dr. Jürgen Wunram	61,244,087	1,249,305	7,298,962

Proposal No. 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2017:

For	Against	Abstain
68,336,479	1,294,013	162,398

Proposal No. 3: Approve, on an advisory basis, our named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
59,581,366	2,621,301	291,261	7,298,962

Proposal 4: Approve the Diebold Nixdorf, Incorporated 2017 Equity and Performance Incentive Plan:

For	Against	Abstain	Broker Non-Votes
52,213,219	10,121,437	159,272	7,298,962

Proposal 5: Approve an amendment to the Amended Articles of Incorporation to implement a majority voting standard in uncontested director election:

For	Against	Abstain	Broker Non-Votes
57,320,373	630,415	4,543,140	7,298,962

Proposal 6: Approve an amendment to our Articles to eliminate cumulative voting in director elections:

For	Against	Abstain	Broker Non-Votes
55,186,331	7,164,490	143,107	7,298,962

Proposal 7: Approve, on an advisory basis, the frequency of the shareholder advisory vote on named executive officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
55,601,506	170,795	6,507,027	214,600	7,298,962

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Form of Non-Qualified Stock Option Agreement (2017 Plan)
10.2	Form of Restricted Share Agreement (2017 Plan)
10.3	Form of Restricted Stock Unit Agreement - Cliff Vest (2017 Plan)
10.4	Form of Restricted Stock Unit Agreement - Ratable Vest (2017 Plan)
10.5	Form of Restricted Stock Unit Agreement - Non-employee Directors (2017 Plan)
10.6	Form of Stock Appreciation Rights Agreement (2017 Plan)
10.7	Form of Performance Shares Agreement (2017 Plan)
10.8	Form of Performance Units Agreement (2017 Plan)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
April 28, 2017	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Non-Qualified Stock Option Agreement (2017 Plan)
10.2	Form of Restricted Share Agreement (2017 Plan)
10.3	Form of Restricted Stock Unit Agreement - Cliff Vest (2017 Plan)
10.4	Form of Restricted Stock Unit Agreement - Ratable Vest (2017 Plan)
10.5	Form of Restricted Stock Unit Agreement - Non-employee Directors (2017 Plan)
10.6	Form of Stock Appreciation Rights Agreement (2017 Plan)
10.7	Form of Performance Shares Agreement (2017 Plan)
10.8	Form of Performance Units Agreement (2017 Plan)